SCHEDULE II
                            INFORMATION WITH RESPECT TO
                 TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)
                                     SHARES PURCHASED      AVERAGE
                        DATE             SOLD(-)           PRICE(2)
 COMMON STOCK-HYDRIL COMPANY
          GAMCO INVESTORS, INC.
                       3/29/07            5,000            96.1810
          GAMCO ASSET MANGEMENT INC.
                       4/03/07            1,000-           96.2300
                       4/02/07            6,000            96.2142
                       3/29/07            4,000            96.1980
                       3/29/07            4,000-           96.1980
                       3/29/07            1,000-           96.2000
                       3/29/07            4,000            96.1980
                       3/29/07           11,500            96.1781
                       3/29/07            3,000            96.1741
                       3/27/07           17,000            96.1571
                       2/13/07            6,000-           95.0714
                       2/13/07            6,000            95.0715
          GABELLI ASSOCIATES LTD
                       4/04/07            5,500            96.1151
                       4/03/07            1,500            96.1900
                       3/29/07            2,500            96.1267
          GABELLI ASSOCIATES FUND II
                       4/04/07            1,000            96.1151
                       4/03/07              500            96.1900
          GABELLI ASSOCIATES FUND
                       4/04/07            5,100            96.1151
                       4/03/07            1,000            96.1900
                       3/29/07            3,500            96.1267
          GABELLI FUNDS, LLC.
              GABELLI UTILITY FUND
                       3/30/07            5,000            96.2000
              GABELLI DIVIDEND & INCOME TRUST
                       4/05/07           79,900            96.2500
                       3/28/07           10,000            96.1621
                       3/27/07           30,000            96.1656
              GABELLI ASSET FUND
                       3/30/07           15,000            96.1949

(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NASDAQ STOCK MARKET.

(2) PRICE EXCLUDES COMMISSION.